Equipment Installment Plans	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Equipment Installment Plans
Equipment Installment Plans
U.S. Cellular sells devices to customers under equipment installment plans over a specified time period. For certain equipment installment plans, after a specified period of time or amount of payments, the customer may have the right to upgrade to a new device and have the remaining unpaid equipment installment contract balance waived, subject to certain conditions, including trading in the original device in good working condition and signing a new equipment installment contract. U.S. Cellular values this trade-in right as a guarantee liability. The guarantee liability is initially measured at fair value and is determined based on assumptions including the probability and timing of the customer upgrading to a new device and the fair value of the device being traded-in at the time of trade-in. When a customer exercises the trade-in option, both the outstanding receivable and guarantee liability balances related to the respective device are reduced to zero, and the value of the used device that is received in the transaction is recognized as inventory. If the customer does not exercise the trade-in option at the time of eligibility, U.S. Cellular begins amortizing the liability and records this amortization as additional equipment revenue. As of December 31, 2018 and 2017, the guarantee liability related to these plans was $11 million and $15 million, respectively, and is reflected in Customer deposits and deferred revenues in the Consolidated Balance Sheet.
The following table summarizes equipment installment plan receivables as of December 31, 2018 and 2017.

December 31,	2018	2017
(Dollars in millions)
Equipment installment plan receivables, gross	$974	$873
Deferred interest	—	(80)
Equipment installment plan receivables, net of deferred interest	974	793
Allowance for credit losses	(70)	(65)
Equipment installment plan receivables, net	$904	$728

Net balance presented in the Consolidated Balance Sheet as:
Accounts receivable — Customers and agents (Current portion)	$565	$428
Other assets and deferred charges (Non-current portion)	339	300
Equipment installment plan receivables, net	$904	$728

U.S. Cellular uses various inputs, including internal data, information from credit bureaus and other sources, to evaluate the credit profiles of its customers. From this evaluation, a credit class is assigned to the customer that determines the number of eligible lines, the amount of credit available, and the down payment requirement, if any. Customers assigned to credit classes requiring no down payment represent a lower risk category, whereas those assigned to credit classes requiring a down payment represent a higher risk category. The balance and aging of the equipment installment plan receivables on a gross basis by credit category were as follows:

	December 31, 2018			December 31, 2017
	Lower Risk	Higher Risk	Total	Lower Risk	Higher Risk	Total
(Dollars in millions)
Unbilled	$904	$17	$921	$807	$20	$827
Billed — current	35	1	36	31	1	32
Billed — past due	15	2	17	12	2	14
Equipment installment plan receivables, gross	$954	$20	$974	$850	$23	$873

The activity in the allowance for credit losses for equipment installment plan receivables was as follows:

	2018	2017
(Dollars in millions)
Allowance for credit losses, beginning of year	$65	$50
Bad debts expense	64	62
Write-offs, net of recoveries	(59)	(47)
Allowance for credit losses, end of year	$70	$65

U.S. Cellular recorded out-of-period adjustments in 2016 due to errors related to equipment installment plan transactions occurring in 2015. These adjustments had the impact of increasing Equipment sales revenues by $2 million, decreasing bad debts expense, which is a component of Selling, general and administrative expense, by $2 million and increasing Income before income taxes by $4 million in 2016.